Exhibit 99.1

CORPORATE PRESENTATION

Safe Harbor Clause Statements expressed during this meeting may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Terremark's actual results may differ materially from those set forth in the forward-looking statements due to a number of risks, uncertainties and other factors, as discussed in Terremark's filings with the SEC. These factors include, without limitation, Terremark's ability to obtain funding for its business plans, uncertainty in the demand for Terremark's services or products and Terremark's ability to manage its growth. Terremark does not assume any obligation to update these forward- looking statements. 2

Terremark Worldwide, Inc. (AMEX:TWW) is a leading operator of Tier-1 Internet exchanges and a global provider of managed IT infrastructure solutions for government and private sectors. Total Employees*: 266 Employees with Federal Security Clearance*: 18% Total Customers*: 444 Customer Segments: Carriers Service Providers Government Enterprises Revenues FY 2005: $48.1 million Regions Served: North America Latin America Europe Asia Pacific Guidance FY 2006: Revenues: $65-70 million EBITDA: $2-4 million Op. CF Positive in Q4 * As of December 31, 2005 Corporate Overview 3

Mission critical infrastructure guarantees an "always on" environment. Complete IT infrastructure management allows customers to deal with a single vendor, have a single SLA, and remain focused on their core business. Network density provides more connectivity options and reduces operating costs. Strategic footprint across the Americas, Europe and Asia allows for a single-vendor solution. Recurring revenues provides visibility to results Significant operating leverage in the model Large CAPEX spending completed Investment Highlights 4

Business Continuity and Disaster Recovery Planning has become a top priority for companies of all sizes. Continued growth in internet usage Increase in traffic, broadband connections Regulatory Drivers Government Presidential Decision Directive (PDD) 67 Financial Graham-Leach-Bailey Act Expedited Funds Availability Act SAS 70 audit Reports Sarbanes-Oxley Act (SOX) Health Health Insurance Portability and Accountability Act (HIPAA) Demand Drivers 5

Industry Growth Drivers North American Hosting Market Web Servers Portal Software Databases Content Management ERP, CRM and SFA Hosting B2B Applications Business Continuity Managed Storage Virtualization Utility Computing Video on Demand Mobile Broadband Colocation and Managed, Dedicated Hosting Revenues % of Revenues Derived from Managed Services Source: Gartner ($US in Billions) 6

Mission Critical Infrastructure Mission Critical Infrastructure Carrier Neutrality Physical Security Logical Security Satellite/Fiber Network Redundancy 24/7 Network Operations Center 100% SLA on Environmentals 99.999% SLA on Internet Access 99.99% SLA on Exchange Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform "Always On" Secure Computing Environment 7

The Network As The Enabler The Network As The Enabler The Network As The Enabler The Network As The Enabler Mobile Phones PDAs Personal Computers Corporate Data Centers Exchange Point Platform Data Center Infrastructure Managed Services Santa Clara Sao Paulo Madrid Amsterdam Brussels Herndon Business Applications Miami Enterprise Customers Exchange Point Platform Data Center Infrastructure Managed Services Massive aggregation of fiber and satellite networks Provides access to business critical infrastructure through any medium Network Transport Public Internet 8

Strategic Global Footprint Terremark can deliver its full portfolio of services from seven locations in the U.S., Europe and Latin America. Four Service Aggregation and Distribution locations, which aggregate network traffic and distribute network-based services, have also been created in Europe and Asia to meet specific customer needs. created in Europe and Asia to meet specific customer needs. created in Europe and Asia to meet specific customer needs. created in Europe and Asia to meet specific customer needs. created in Europe and Asia to meet specific customer needs. created in Europe and Asia to meet specific customer needs. 9

Representative Customer List Service Providers Government Enterprises Carriers Content Portals VoIP Providers Security Web Services Federal Government Federal Integrators Local Government Education Financial Healthcare Media Legal Legal Legal Legal Legal 10

Public Sector Business The Federal Government represented 24% of total revenues during Q3 '06 Only company with SCIF clearance and Secure Government NOC Security clearances Sole Sourced and Publicly Awarded Contracts DTS-PO - IT provider for 47 separate agencies Miami Dade County - IT provider for 27 municipalities: School Boards Police Departments Public Health Departments 11

Q3 Highlights Signed multi-year contract with Bank United, largest independently owned bank headquartered in Florida. Signed first dedicated managed hosting contract in U.S. resulting in 20% increase in monthly recurring revenue from existing customer. Launched Secure Information Services Group SIS Group to provide a suite of managed services to customers in critical and rapidly evolving security sector. Hosted Post Wilma Business Continuity / Disaster Recovery banking seminar Over 100 attendees 12

Financial Overview 13

Q3 Highlights Revenue: $18.9 million, up 35% sequentially EBITDA: $1.8 million, up from a loss of $0.3 million in prior quarter and a loss of $1.8 million in year-ago quarter New Customers: 58 Total customers increased to 444 Total Bookings: $18.6M, up from $12.8M in prior quarter Record level of bookings $11.6 million of bookings came from new customers Revenue per square foot: $1,835, up from $1,534 in prior quarter and $1,344 year-ago quarter 14

Financial Highlights Terremark Is At An Inflection Point Turned EBITDA Positive During Q3' 06 Recurring Revenue Model Provides Visibility and Predictability Strong Pipeline of Customer Contracts Federal Government clearances achieved, secure Government NOC operational High % of Operating Costs Are Fixed, Creating Leverage Currently 12% capacity utilization Limited Incremental CAPEX Requirements to Support Substantial Growth 15

Colocation 41% SCIF Certified Space Conditioned Power and Cooling with 100% SLAs Managed Services 50% NOC Outsourcing Professional Services Element Monitoring Managed Bandwidth Revenue Generation Exchange Point Services 9% Cross Connects Peering * For the three months ended 12/31/2005 * For the three months ended 12/31/2005 16

Annual Revenue and EBITDA Growth FY2004 Actual ($US in Millions) (a) FY2005 includes $11.8 million of non-recurring technology infrastructure build-out revenue * EBITDA, as adjusted, is defined as loss from operations less depreciation, amortization, stock based compensation and long-lived assets impairment. FY2005 Actual FY2006 Guidance Low High $36.3 17

Quarterly Revenue and EBITDA Growth Q2 2006 Actual * EBITDA, as adjusted, is defined as loss from operations less depreciation, amortization, stock based compensation and long-lived assets impairment. Q3 2006 Actual Q4 2006 Guidance Low High ($US in Millions) 18

Quarterly Bookings Activity ($US in Millions) 19

Operating Leverage Utilization of Total Space Utilization of Built-Out Space 357,900 square feet 84,900 square feet Q106 Q206 Q306 Cross Connects 0.392 0.427 0.498 Q106 Q206 Q306 Total Customers 0.091 0.101 0.118 20

Customers & Cross Connects Total Customers Cross Connects Q106 Q206 Q306 Cross Connects 2836 3182 3724 Q106 Q206 Q306 Total Customers 280 396 444 21

Q106 Q206 Q306 Churn 0.005 0.005 0.005 Federal Churn 0.0001 0.0001 0.0001 Revenue Per Square Foot Churn < 1% < 1% < 1% 0% 0% 0% Revenue Yield & Churn Q106 Q206 Q306 Total Customers 1277 1534 1835 22

Capitalization Indebtedness is shown at face value. Includes capital lease obligations and preferred stock. 23

Fully Diluted Analysis 24

Long-Term Model (1) For the three months ended 12/31/2005. 25

Growth Strategy Monetize current pipeline Capitalize on Business Continuity and Disaster Recovery opportunities Accelerate penetration of enterprise sector - industry focus Continue to up sell existing customer base Demonstrate leverage in operating model Expand high margin managed service offerings Federal Government represents upside 26

CORPORATE PRESENTATION